Exhibit 10.1

SIXTH AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED GUARANTY

AMONG

LAREDO PETROLEUM, INC.,

as Borrower,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

THE GUARANTORS SIGNATORY HERETO,

AND

THE BANKS SIGNATORY HERETO

SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED GUARANTY

This SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED GUARANTY (this “Sixth Amendment”), dated as of May 29, 2013 (the “Sixth Amendment Effective Date”), is among LAREDO PETROLEUM, INC., a corporation formed under the laws of the State of Delaware (“Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with Borrower, the “Obligors”); each of the Banks that is a party to the Credit Agreement referred to below on the date hereof; and WELLS FARGO BANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors, “Administrative Agent”).

Recitals

A.                                    Borrower, Administrative Agent and the Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2011 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.

B.                                    Borrower has advised Administrative Agent and Banks that the Credit Parties intend to sell substantially all of their Mineral Interests located in Northern Texas and Western Oklahoma in the oil and gas field commonly known as Granite Wash (and the infrastructure associated with such Mineral Interests), and which Mineral Interests are listed on Schedule 1 attached hereto (collectively, the “Specified Properties”).

C.                                    The parties hereto desire to enter into this Sixth Amendment to (i) amend certain terms of the Credit Agreement as set forth herein, to be effective as of the Sixth Amendment Effective Date, (ii) establish a Borrowing Base of $1,000,000,000, to be effective as of the Sixth Amendment Effective Date, and (iii) provide that, subject to the terms and condition set forth herein, the Borrowing Base will automatically be reduced by an amount equal to $175,000,000 upon consummation of the Credit Parties’ sale of the Specified Properties (or any portion thereof).

D.                                    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby).  Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.

2.1                               Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Benefitting Guarantor” means a Guarantor for which funds or other support are required for such Guarantor to constitute an Eligible Contract Participant.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Eligible Contract Participant” means an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder.

“Excluded Swap Obligation” means, with respect to any Credit Party individually determined on a Credit Party by Credit Party basis, any Obligations or other obligation in respect of any Hedge Transaction if, and solely to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest or other Lien to secure, such Obligations or other obligation in respect of such Hedge Transaction (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an Eligible Contract Participant at the time such guarantee or grant of a security interest or other Lien is entered into or otherwise becomes effective with respect to, or any other time such Credit Party is by virtue of such guarantee or grant of security interest or other Lien otherwise deemed to enter into, such Obligations or other obligation in respect of such Hedge Transaction (or guarantee thereof).  If such an obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such obligation that is attributable to swaps the guarantee or grant of security interest or other Lien for which (or for any guarantee of which) so is or becomes illegal.

“Guarantor” means Parent and each existing and future Subsidiary of Borrower.

“Qualified ECP Guarantor” means, with respect to any Benefitting Guarantor, in respect of any Hedge Transaction, each Credit Party that, at the time the guaranty by such Benefitting Guarantor of, or the grant by such Benefitting Guarantor of a security interest or other Lien securing, obligations under such Hedge Transaction is entered into or becomes effective with respect to, or at any other time such Benefitting Guarantor is by virtue of such guaranty or grant of a security interest or other Lien otherwise deemed to enter into, such Hedge Transaction, constitutes an Eligible Contract Participant and can cause such

Benefitting Guarantor to qualify as an Eligible Contract Participant at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.2                               Amended Definitions.  The definitions of “Hedge Transaction” and “Obligations” contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Hedge Transaction” means any commodity, interest rate, currency or other swap, option, collar, futures contract or other contract pursuant to which a Person hedges risks or manages costs related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act; provided, that for purposes of Sections 8.1(c), 8.1(q) and 9.10, “Hedge Transactions” shall refer to the underlying agreement and not include any separate guaranty or separate document granting a security interest or other Lien in respect of the obligations under such underlying agreement).  Hedge Transactions expressly include Oil and Gas Hedge Transactions.

“Obligations” means, collectively, all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of each Credit Party (a) to any Bank or to any Affiliate of any Bank arising pursuant to the Loan Papers, and all interest accrued thereon and costs, expenses and reasonable attorneys’ fees incurred in the enforcement or collection thereof, and (b) arising under or in connection with any Hedge Transaction (i) existing on the date of this Agreement between a Credit Party and any counterparty that is a Bank or an Affiliate of a Bank on the date of this Agreement or (ii) entered into on or after the date of this Agreement between any Credit Party and any counterparty that is or was, at the time such Hedge Transaction was entered into, a Bank or an Affiliate of a Bank, in each case, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several; provided that solely with respect to any Guarantor that is not an Eligible Contract Participant, Excluded Swap Obligations of such Guarantor shall in any event be excluded from “Obligations” owing by such Guarantor.

2.3                               Amendment to Section 3.2(c) of the Credit Agreement.  Clause (c) of Section 3.2 of the Credit Agreement is hereby amended by inserting the following language immediately following clause (c) thereof, which shall read in full as follows:

Notwithstanding the foregoing, amounts received from Borrower or any Guarantor that is not an Eligible Contract Participant shall not be applied to any Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Obligations other than Excluded Swap Obligations as a result of this clause, Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to clause fourth above from amounts received from Eligible Contract Participants to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in clause fourth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to clause fourth above).

2.4                               New Representation and Warranty.  A new Section 7.22 is hereby added to the Credit Agreement immediately following Section 7.21 thereof, which Section shall read in full as follows:

Section 7.22                             Qualified ECP Guarantor.  Borrower has total assets exceeding $10,000,000 and is a Qualified ECP Guarantor.

2.5                               New Section 8.13 of the Credit Agreement.  A new Section 8.13 is hereby added to the Credit Agreement immediately following Section 8.12 thereof, which Section 8.13 shall read in full as follows:

Section 8.13                             Commodity Exchange Act Keepwell Provisions.  (a)  Borrower hereby guarantees the payment and performance of all Obligations of each Credit Party (other than Borrower) and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Benefitting Guarantor in order for such Benefitting Guarantor to honor its obligations (without giving effect to Section 8.13(b)) under the Facility Guaranty and any other Loan Paper including obligations with respect to Hedge Transactions (provided, however, that Borrower shall only be liable under this Section 8.13(a) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.13(a), or otherwise under this Agreement or any Loan Paper, as it relates to such Benefitting Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of Borrower under this Section 8.13(a) shall remain in full force and effect until all Obligations are paid in full to the Banks, Administrative Agent and all other Persons to whom Obligations are owing, and all of the Banks’ Commitments are terminated. Borrower intends that this Section 8.13(a) constitute, and this Section 8.13(a) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Benefitting Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(b)                                 Notwithstanding any other provisions of this Agreement or any other Loan Paper, Obligations guaranteed by any Guarantor, or secured by the grant of any Lien by such Guarantor under any Loan Paper, shall exclude all Excluded Swap Obligations with respect to such Guarantor.

2.6                               New Section 9.14 of the Credit Agreement.  A new Section 9.14 is hereby added to the Credit Agreement immediately following Section 9.13 thereof, which Section 9.14 shall read in full as follows:

Section 9.14                             Non-Eligible Contract Participants. Borrower shall not permit any Credit Party that is not an Eligible Contract Participant to own, at any time, any Mineral Interests or any Equity in any Subsidiaries.

2.7                               Amendment to Schedule 1 to the Credit Agreement.  (a)                                    The first table contained in Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

Bank	Maximum Credit Amount	Commitment Percentage
Wells Fargo Bank, N.A.	$242,424,242.58	12.12121212%
Bank of America, N.A.	$169,696,969.68	8.48484848%
JPMorgan Chase Bank, N.A.	$169,696,969.68	8.48484848%
Union Bank, N.A.	$151,515,151.50	7.57575758%
BMO Harris Financing, Inc.	$151,515,151.50	7.57575758%
Societe Generale	$130,909,090.90	6.54545455%
The Bank of Nova Scotia	$130,909,090.90	6.54545455%
Capital One, National Association	$130,909,090.90	6.54545455%
Compass Bank	$130,909,090.90	6.54545455%
Comerica Bank	$84,848,484.84	4.24242424%
BOKF, NA DBA Bank of Oklahoma	$72,727,272.72	3.63636364%
Branch Banking and Trust Company	$72,727,272.72	3.63636364%
Barclays Bank PLC	$62,545,454.54	3.12727273%
Citibank, N.A.	$62,545,454.54	3.12727273%
Credit Suisse AG, Cayman Islands Branch	$62,545,454.54	3.12727273%
ING Capital LLC	$62,545,454.54	3.12727273%
SunTrust Bank	$62,545,454.54	3.12727273%
Goldman Sachs Bank USA	$48,484,848.48	2.42424242%
Totals:	$2,000,000,000.00	100%

(b)                                 On the Sixth Amendment Effective Date, each Bank the Commitment Percentage of which is increasing pursuant to this Sixth Amendment shall purchase a pro rata portion of the outstanding Revolving Loans (and participations in Letters of Credit) of each of the Banks the Commitment Percentages of which are decreasing pursuant hereto (and such Banks hereby agree to sell and to take all such further action to effectuate such sale) such that each Bank shall hold its applicable Commitment Percentage of the outstanding Revolving Loans (and participations in Letters of Credit) after giving effect to the increase in the aggregate Maximum Credit Amounts.

For the sake of clarity, the sale and purchase of such Revolving Loans (and participations in Letters of Credit) shall not result in any obligation on the part of Borrower under Section 3.3 of the Credit Agreement.

Section 3.                                           Borrowing Base as of the Sixth Amendment Effective Date.  In reliance on the covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Borrowing Base shall be redetermined to be, effective as of the Sixth Amendment Effective Date, $1,000,000,000, and the Borrowing Base shall remain at $1,000,000,000 until the next Determination thereafter (including any Determination pursuant to Section 4 hereof).  Borrower and Banks agree that the Determination provided for in this Section 3 will constitute the May 1, 2013 Periodic Determination for the purposes of the Credit Agreement and shall not be construed or deemed to be a Special Determination for purposes of the Credit Agreement.

Section 4.                                           Borrowing Base upon Consummation of Sale of Specified Properties.  In reliance on the covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, and solely to the extent that the Credit Parties’ sale of the Specified Properties (or any portion thereof) is consummated prior to the November 1, 2013 Periodic Determination, in lieu of the reduction of the Borrowing Base in accordance with Section 4.7 of the Credit Agreement the Borrowing Base shall be automatically reduced, immediately upon the consummation of the Credit Parties’ sale of the Specified Properties (or any portion thereof), to be an amount that is $175,000,000 less than the Borrowing Base in effect immediately prior to the sale of any Specified Property and the Borrowing Base shall remain at such reduced level until the next Determination thereafter.  Borrower and Banks agree that the Determination provided for in this Section 4 shall not be construed or deemed to be a Periodic Determination or a Special Determination for purposes of the Credit Agreement.  If a Borrowing Base Deficiency would result from the Determination provided for in this Section 4, Borrower shall make a mandatory prepayment of principal on the Revolving Loans in an amount sufficient to eliminate such Borrowing Base Deficiency within two Business Days after such Borrowing Base Deficiency first occurs.  The Determination provided for in this Section 4 shall occur automatically upon the consummation of the Credit Parties’ sale of the Specified Properties (or any portion thereof) without any further action required by any party.  Any sale of Mineral Interests that involves Mineral Interests other than the Specified Properties will be subject to the terms of the Credit Agreement including, without limitation, Section 4.7 and Section 9.5 thereof.

Section 5.                                           Conditions Precedent.  The effectiveness of this Sixth Amendment is subject to the following:

5.1                               Administrative Agent shall have received counterparts of this Sixth Amendment from the Obligors and each of the Banks.

5.2                               Administrative Agent shall have received a Note payable to the order of each Bank in the amount of such Bank’s Maximum Credit Amount as indicated on Schedule 1 to the Credit Agreement (as amended hereby), in each case duly executed and delivered by Borrower.

5.3                               Contemporaneously with the effectiveness of the increase of the Borrowing Base contained in Section 3 hereof, Borrower shall pay to Administrative Agent, for the benefit of the Increasing Banks (as defined below), upfront fees in an aggregate amount for each such Increasing Bank equal to 0.30% of the amount of such Increasing Bank’s Increased Commitment (as defined below).  As used herein, “Increasing Bank” means each Bank whose Commitment after giving effect to the increase to the Borrowing Base pursuant to Section 3 exceeds such Bank’s Commitment, if any, that was in effect immediately prior to giving effect to the increase to the Borrowing Base pursuant to Section 3, and “Increased Commitment” means the amount of such excess.

5.4                               Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Administrative Agent shall notify Borrower and the Banks of the effectiveness of this Sixth Amendment, and such notice shall be conclusive and binding.  Promptly upon receipt of any replacement Note under Section 5.2 hereof, each Bank shall return to Administrative Agent (for delivery to Borrower for cancellation) any other Note in such Bank’s possession that was previously delivered to such Bank under the Credit Agreement.

Section 6.                                           Amendment to Facility Guaranty.  Effective as of the Sixth Amendment Effective Date, a new Section 22 is hereby added to the Facility Guaranty immediately following Section 21 thereof, which Section 22 shall read in full as follows:

22.                               (a)                                 Each Guarantor that is a Qualified ECP Guarantor hereby guarantees the payment and performance of all Obligations of each Benefitting Guarantor and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Benefitting Guarantor in order for such Benefitting Guarantor to honor its obligations (without giving effect to Section 22(b)) under this Guaranty and any other Loan Paper, including obligations with respect to Hedge Transactions (provided, however, that each such Guarantor shall only be liable under this Section 22(a) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 22(a), or otherwise under this Guaranty or any Loan Paper, as it relates to such Benefitting Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each such Guarantor under this Section 22(a) shall remain in full force and effect until (i) all Obligations are paid in full to the Banks, Administrative Agent and all other Secured Parties, and all of the Banks’ Commitments are terminated or (ii) the termination of this Guaranty with respect to such Guarantor in accordance with its terms. The parties intend that this Section 22(a) constitute, and this Section 22(a) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(b)                                 Notwithstanding any other provisions of this Guaranty or any other Loan Paper, Obligations guaranteed by any Guarantor, or secured by the grant of any security interest or other Lien by such Guarantor under any Loan Paper, shall exclude all Excluded Swap Obligations with respect to such Guarantor.

Section 7.                                           Representations and Warranties; Etc.  Each Obligor hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Obligor is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Papers or will, after giving effect to this Sixth Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.

Section 8.                                           Miscellaneous.

8.1                               Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

8.2                               Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (a) acknowledges the terms of this Sixth Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party and (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.

8.3                               Counterparts.  This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

8.4                               No Oral Agreement.  This written Sixth Amendment, the Credit Agreement and the other Loan Papers executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

8.5                               Governing Law.  This Sixth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

8.6                               Payment of Expenses.  Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

8.7                               Severability.  Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8                               Successors and Assigns.  This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.9                               Loan Paper.  This Sixth Amendment shall constitute a “Loan Paper” for all purposes under the other Loan Papers.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed effective as of the date first written above.

BORROWER:	LAREDO PETROLEUM, INC.

	By:	/s/ RICHARD C. BUTERBAUGH
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

GUARANTORS:	LAREDO PETROLEUM HOLDINGS, INC.

	By:	/s/ RICHARD C. BUTERBAUGH
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

LAREDO PETROLEUM TEXAS, LLC

	By:	/s/ RICHARD C. BUTERBAUGH
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

LAREDO GAS SERVICES, LLC

	By:	/s/ RICHARD C. BUTERBAUGH
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

LAREDO PETROLEUM — DALLAS, INC.,
f/k/a Broad Oak Energy, Inc.

	By:	/s/ RICHARD C. BUTERBAUGH
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ JASON M. HICKS
Jason M. Hicks,
Managing Director

BANK OF AMERICA, N.A., as a Bank

By:	/s/ JEFFREY H. RATHKAMP
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ MARK E. OLSON
Name:	Mark E. Olson
Title:	Authorized Officer

SOCIETE GENERALE, as a Bank

By:	/s/ ELENA ROBCIUC
Name:	Elena Robciuc
Title:	Managing Director

UNION BANK, N.A., as a Bank

By:	/s/ ZACHARY HOLLY
Name:	Zachary Holly
Title:	Vice President

BMO HARRIS FINANCING, INC., as a Bank

By:	/s/ GUMARO TIJERINA
Name:	Gumaro Tijerina
Title:	Director

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ TERRY DONOVAN
Name:	Terry Donovan
Title:	Managing Director

CAPITAL ONE, NATIONAL ASSOCIATON, as a Bank

By:	/s/ MICHAEL HIGGINS
Name:	Michael Higgins
Title:	Vice President

COMPASS BANK, as a Bank

By:	/s/ KATHLEEN J. BOWEN
Name:	Kathleen J. Bowen
Title:	Senior Vice President

BOKF, NA dba BANK OF OKLAHOMA, as a Bank

By:	/s/ PAM R. SCHLOEDER
Name:	Pam R. Schloeder
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:	/s/ TRACI BANKSTON
Name:	Traci Bankston
Title:	Assistant Vice President

COMERICA BANK, as a Bank

By:	/s/ DAVID P. CAGLE
Name:	David P. Cagle
Title:	Senior Vice President

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ MICHELLE LATZONI
Name:	Michelle Latzoni
Title:	Authorized Signatory

BARCLAYS BANK PLC, as a Bank

By:	/s/ VANESSA A. KURBATSKIY
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

CITIBANK, N.A., as a Bank

By:	/s/ RYAN WATSON
Name:	Ryan Watson
Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:	/s/ NUPUR KUMAR
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ MICHAEL SPAIGHT
Name:	Michael Spaight
Title:	Authorized Signatory

ING CAPITAL LLC, as a Bank

By:	/s/ CHARLES HALL
Name:	Charles Hall
Title:	Managing Director

SUNTRUST BANK, as a Bank

By:	/s/ SHANNON JUHAN
Name:	Shannon Juhan
Title:	Vice President